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   As filed with the Securities and Exchange Commission on September 21, 2000



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                               September 20, 2000
                               ------------------


                            FIRST CHARTER CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)


North Carolina                      0-15829                  56-1355866
--------------                      -------                  ----------
(State or other                     (Commission              (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)


            22 Union Street North, Concord, North Carolina 28026-0228
            ---------------------------------------------------------
        (Addresses, including zip codes, of principal executive offices)


                                 (704) 786-3300
                                 --------------
              (Registrant's telephone number, including area code)

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ITEM 5            OTHER EVENTS

         On September 20, 2000, First Charter Corporation issued the Press Release that is attached hereto as Exhibit 99.1.

ITEM 7            FINANCIAL STATEMENTS AND EXHIBITS

         (c)      The following exhibits are filed herewith:


                  Exhibit No.       Description
                  -----------       -----------

                         99.1 News release disseminated on September 20, 2000 by First Charter Corporation.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 FIRST CHARTER CORPORATION


                                           By:   /s/ Robert O. Bratton
                                                 -------------------------------
                                                 Robert O. Bratton
                                                 EVP and Chief Financial Officer

Dated:  September 20, 2000

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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

99.1                       News Release disseminated on September 20, 2000 by
                           First Charter Corporation.